UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):July 21, 2017 (July 20, 2017)

Oakridge Holdings, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-1937	41-0843268
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
400 West Ontario Street
Unit 1003
Chicago, IL 60654
(Address of principal executive offices; zip code)
Registrant’s telephone number, including area code: (312) 505-9267

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01. Other Events.
Monthly Operating Report
As previously disclosed, on May 22, 2017, Oakridge Holdings, Inc. (“we” or the “Company”) and our operating subsidiary, Stinar HG, Inc., a Minnesota corporation (“Stinar” and together with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Minnesota (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 Cases are being administered under the captions “In re Oakridge Holdings, Inc.,” Case No. 17-31669 and In re Stinar HG, Inc., dba Stinar Corporation Case No. 17-341670 (the “Chapter 11 Cases”). The Debtors continue to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.
On July 20, 2017, the Debtors filed their monthly operating reports for the period of June 1, 2017 through June 30, 2017 with the Bankruptcy Court (the “Monthly Operating Reports).  The Monthly Operating Report of Oakridge Holdings, Inc. is attached to this Current Report on Form 8-K as Exhibit 99.1.  The Monthly Operating Report of Stinar HG, Inc. is attached to this Current Report on Form 8-K as Exhibit 99.2.
Cautionary Statements Regarding the Monthly Operating Reports
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope and have been prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The Monthly Operating Reports were not reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment. The financial information in the Monthly Operating Reports was not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, non-cash items, accruals, valuations and disclosures. The Monthly Operating Reports also contain information for periods which are different from the historical periods required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for a period that would be reflected in the Company’s financial statements or its reports pursuant to the Exchange Act. Information set forth in the Monthly Operating Reports should not be viewed as indicative of future results.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Monthly Operating Report of Oakridge Holdings, Inc. for the Period of June 1, 2017 through June 30, 2017, filed July 20, 2017
99.2	Monthly Operating Report of Stinar HG, Inc. for the Period of June 1, 2017 through June 30, 2017, filed July 20, 2017

__________________________________________________________

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKRIDGE HOLDINGS, INC. (Registrant)

Date: July 21, 2017	By:	/s/ Robert C. Harvey
	Name:	Robert C. Harvey
	Title:	President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors